Exhibit 10.90

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

DEFERRED COMPENSATION PLAN

ACCOUNT WITH BANK OF OKLAHOMA

EMPLOYEE ENROLLMENT FORM - 2006 SALARY

DTAG Deferred Comp Plan 000601

PARTICIPANT INFORMATION:

Participant Name (print or type): R. Scott Anderson

ELECTION OF DEFERRED COMPENSATION PLAN PARTICIPATION

1.

☒   I elect to participate in the Deferred Compensation Plan. I understand that my election to participate and my deferral percentage are irrevocable for the calendar year for which my election first became effective. Currently, tax law requires that any amount deferred into a Deferred Compensation account is subject to Social Security and Medicare taxes at the time of deferral but is not subject to these taxes at the time of withdrawal.

☒   I elect to defer    0    % or $       of my regular compensation (excluding any overtime premiums or bonuses) paid each pay period in 2006.

2.	☒ I elect distribution to be made ( X upon) / (____upon the earlier of)/ (____upon the later of) :

X	(a) Separation of service

(i)	to be paid in the form of X lump sum or annual installments over years (not to exceed 10)

______   (b) In calendar year ________

(i)	to be paid in the form of lump sum or annual installments over years (not to exceed 10)

Note: For certain key employees, distribution of any benefit upon separation from service may not be made prior to six months after separation from service.

3.

☒  Upon a “Change of Control” with respect to the Employer, I hereby elect to have the balance of my Deferred Compensation Plan account distributed to me or my designated beneficiary(ies) in lump sum form, subject to and in accordance with the terms of the Plan.

Please consult with your tax advisor regarding the tax consequences of this Plan to you. Neither the sponsor of this Plan, nor any of the sponsor’s affiliates provide any assurances of the tax results of this Plan in the Participant’s particular situation or assume any responsibility in this regard.

AUTHORIZATION:

Participant Signature: /s/ R. Scott Anderson                                               Date: December 31, 2005

Accepted and agreed to by Employer’s Authorized Representative.

By:	/s/ Brian K. Franklin Date: December 31, 2005